SOMERSET HILLS BANCORP

Investor Presentation

November 2, 2011

Forward-Looking Statements

This investor presentation contains certain forward-looking statements which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words "believe," "expect," "intend," "anticipate," "estimate," "project," or similar expressions. The Company's ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and the subsidiaries include, but are not limited to, those set forth in the Company's Form 10-k under the caption "Risk Factors" and changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company's market area and accounting principles and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake -- and specifically disclaims any obligation -- to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Company Profile

- Commercial banking franchise in Northern NJ; founded in 1998
- A relationship-based lender located in one of the Nation's wealthiest regions
- $345 million in assets at September 30, 2011
- Strong capital; tangible common equity ratio 11.6%
- Sound asset quality; greater than 99.9% of all assets are performing
- Third quarter 2011 blended cost of deposits was 48 basis points
- Record earnings in 2010; earnings up 17.1% in 2011 (9mos. 2011 vs. 2010)
- 85% of deposits core; 25% noninterest-bearing demand
- Recently upgraded to "Buy" from "Hold" - Stifel Analyst Laurie Hunsicker

Branch Network


PASSAIC
WARREN
MORRIS
LONG VALLEY
MENDHAM
MORRISTOWN
ESSEX
BERNARDSVILLE
MADISON
SUMMIT
NYC
UNION
HUNTERDON
SOMERSET
MIDDLESEX
MERCER
Phil.

SOMERSET HILLS BANCORP

Valuable New Jersey Franchise

- **Superior asset quality**
  - We rank #1 out of 28 in asset quality versus NJ Banks (see note)
  - Rank based on SOMH 12/31/10 NPA ratio of 0.08% versus NJ average of 2.88%
- **Exceptional deposit mix**
  - We rank #2 out of 28 in deposit mix
  - Rank based on SOMH core (non-CD) deposits percentage of 85% versus NJ average of 64%
- **Wealthy operating area**
  - We rank #2 out of 28 in HH Income
  - Rank based on weighted avg. median HH Income in SOMH trade area of $99,000 versus NJ Bank Avg. of $76,000 (National Avg. is $55,000)
- Scarcity Value - very few banking franchises in the Nation possess all three attributes

Note: Rankings based on publicly traded commercial banks headquartered in New Jersey with total assets greater than $170 MM. All data obtained from SNL Financial as of December 31, 2010. Nonperforming asset ratio calculated as nonaccrual loans plus OREO divided by Total Assets.

SOMERSET HILLS BANCORP

Balance Sheet Trends

($ thousands, quarterly avg.)



Strong Core Balance Sheet Growth
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
Total Assets
Core Deposits-
up 10.7% from prior year
Loans-
up 10.5% from prior year
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3

SOMERSET HILLS BANCORP

Net Income Trend

($ thousands)



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
Strong Earnings Momentum
$382
$1,566
$1,894
$2,510
$1,700
$1,991
2007
2008
2009
2010
2010 9 mos.
2011 9 mos.

SOMERSET HILLS BANCORP

Profitability Ratios


Return on Equity (Right Axis)
Return on Assets (Left Axis)
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
10.00%
7.50%
5.00%
2.50%
0.00%
0.13%
0.56%
0.61%
0.80%
0.80%
1.01%
4.24%
4.65%
6.37%
6.62%
2011 3Q 0.85%
2011 3Q 7.22%
2007
2008
2009
2010
2011-9mos.

SOMERSET HILLS BANCORP

Net Interest Income Trend



Net interest income a record in 3Q 2011
($000's)
$3,200
$3,100
$3,000
$2,900
$2,800
$2,700
$2,600
$2,500
$2,400
$2,300
5.00 %
4.80
4.60
4.40
4.20
4.00
3.80
3.60
3.40
3.20
3.00
$2,640
$2,582
$2,720
$2,751
$2,726
$2,889
$2,938
$2,946
$2,925
$2,962
$3,088
3.72
3.50
3.79
3.66
3.77
4.05
3.96
3.85
3.93
3.81
3.82
Net Interest Margin flat due to high liquidity
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
Net Interest Margin (Right Axis)
FTE Net Interest Income (Left Axis)

SOMERSET HILLS BANCORP

Efficiency Ratio

($ millions)

We are always determined to do more with less



80.0%
78.0%
76.0%
74.0%
72.0%
70.0%
68.0%
66.0%
64.0%
62.0%
77.3%
75.0%
70.3%
68.2%
65.2% for 3Q 2011
2008
2009
2010
2011 9 mos.

Note: Efficiency ratios are calculated as recurring operating expenses divided by the sum of fte net interest income plus recurring noninterest revenue. Nonrecurring items (such as loss on the debt extinguishment) and securities gains/(losses) are excluded from the calculation.

SOMERSET HILLS BANCORP

Capital Strength



All regulatory capital ratios are more than 500 bps in excess of well-capitalized levels.
An additional $2.7 million of capital is held at holding company.
20.00%
15.00%
10.00%
5.00%
0.00%
11.64%
10.51%
13.59%
14.70%
5.00%
6.00%
10.00%
Bancorp Tangible Common Equity
Leverage
Tier I Risk-based
Total Risk-based
Ratio at 12/31/10
Minimum "Well-Capitalized"

SOMERSET HILLS BANCORP

Credit Quality

Somerset Hills has significantly less problem assets


NPA's as a % of Total Assets
5.00
4.00
3.00
2.00
1.00
0.00
Community Bank Indexes
Somerset Hills Bank
2004 2005 2006 2007 2008 1Q2009 2Q2009 3Q2009 4Q2009 1Q2010 2Q2010 3Q2010 4Q2010 1Q2011 2Q2011
SOMH
NJ Community Banks
US Community Banks
Stifel Community Banks

Source: SNL Financial. Commercial banks between $100mm and $1billion in total assets. SNL's definition of nonperforming assets includes troubled debt restructurings.

SOMERSET HILLS BANCORP

Asset Quality-How Do We Do It?

- Credit Culture
  - Conservative Strict Underwriting standards (Low LTV, Recourse, etc.)
  - Philosophy of "careful growth" since inception in 1998
  - Owner-occupied collateral - focusing on professionals (e.g., lawyers, accountants, doctors)
- Economic Strength of Operating Area
  - Our borrowers tend to have greater financial cushion than those in other regions
  - Better positioned, although not immune, to withstand economic downturn
- We are NOT in the following businesses:
  - Indirect auto, credit cards, leasing, SBA lending, or anything "sub-prime"
- Focus on Loan Monitoring and Collection
  - We continuously monitor borrower financial condition
  - Have always been aggressive collectors in all business cycles

Loan Mix

Total Loan Portfolio = $232.8 million (up 12.4% since 12/31/2010)

9/30/2011



Consumer 18%
Commercial 14%
Construction and Land 4%
Residential 15%
Commercial Mortgages 49%

12/31/2010



Consumer 21%
Commercial 15%
Construction and Land 4%
Residential 13%
Commercial Mortgages 47%

SOMERSET HILLS BANCORP

Commercial Mortgage Portfolio

(information as of September 30, 2011)

- Portfolio totals $114.3 million at period-end
- Only $0.1 million in losses in this portfolio since inception of Bank
- 99% of portfolio is secured by NJ properties
- Diversified with $675,000 average exposure per loan
- Average LTV at origination less than 60%
- Approximately 50% of portfolio is owner-occupied
- More than 90% of portfolio carries personal guarantees

Commercial Loan Portfolio

(information as of September 30, 2011)

- Portfolio totals $32.3 million
- No nonperforming loans
- Average loan size of less than $200,000 reflecting a diverse local customer base, with strong cross sell and referral opportunities
- Virtually all commercial loans supported by personal guarantees and by collateral including:
  - First- and second-liens on residential and/or commercial properties
  - Liquid assets, such as marketable securities
  - Other business assets including equipment, inventory and trade receivables

Consumer Loan Portfolio

(information as of September 30, 2011)

- $42.2 million outstanding (99% Home Equity)
- Historical charge-offs in home equity portfolio = ZERO
- $0.1 million in nonaccrual loans. (One well-collateralized credit).
- 100% in State of NJ
- Self-originated, individually underwritten in-house
  - We do not use automated underwriting models
  - Majority originated with a CLTV of 50% to 65%; maximum of 80%
  - 85% of portfolio represented by home equity lines of credit, which are additionally underwritten on a cash flow basis

Residential Mortgage Lending

(information as of September 30, 2011)

- Residential portfolio totals $35.2 million
  - Primarily "accommodation" jumbos to local customers
  - Avg. LTV of portfolio at origination is less than 60%
  - No nonaccrual or loans past-due 30 days or more
  - We have never had a loss in this portfolio

- Sullivan Financial Services, Inc. (wholly-owned subsidiary)
  - Residential Mortgages sold on a flow basis, servicing released (i.e., fee-based model)
  - Efficient and scalable platform
  - Managed by mortgage banking veterans
  - Very low fixed cost of operations
  - Contributed 11% to consolidated net income in 2010. Approximately breaking even in 2011, due to significant decline in refinance activity.

Investment Portfolio

We have <u>never taken an OTTI charge</u>, largely due to our conservative investment philosophy

- We avoid reaching for yield and stick to high quality investments
- More than 75% of the portfolio is guaranteed by U.S. Gov't/Agencies
- The fair market value of our municipal securities portfolio exceeds book value. It is a highly granular portfolio comprised of 36 investments (avg. $257,000) in regional municipalities, primarily NJ.
- Our corporate securities portfolio is relatively small. Comprised solely of large cap financial institutions.
- At June 30, 2011, the tax-equivalent yield was 3.89%, and the weighted average re-pricing interval was 3.62 years.



MBS & CMO $23.1 MM
Municipals $9.3 MM
20.5%
Corporates $2.9 MM
6.5%
51.3%
21.8%
U.S.T. and Agencies $9.8 MM

As of September 30, 2011

SOMERSET HILLS BANCORP

Well-Positioned Interest Rate Risk

- We maintain a relatively large volume of overnight holdings
  - We have largely avoided reaching for yield in our securities portfolio
- The duration of our loan portfolio is approximately 2 years
  - Our residential exposure (both securities and loans) remains low–approx. 17% of total assets
  - Approx. 50% of our loan portfolio re-prices in one year while only 20% re-prices in more than 5 years.
- Our strong capital and core deposit levels bode well for rising rates
  - 33% of our earning assets are funded by capital and noninterest-bearing demand
    - The average ratio of NJ commercial banks is 20% (We rank #1)
    - These funds bear no interest cost to bank in any rate environment
  - 54% of earning assets are funded by interest-bearing transaction deposits
    - We retain pricing control (subject to market conditions), but typically the reprice process lags the general level of interest rates.

Note: #1 Rank based on publicly traded NJ banks with assets greater than $170 million. Data sourced from SNL Financial as of year-end 2010.

Core Deposit Funding Strategy

- Our business model relies almost exclusively on core and other local deposits
  - Core deposit (i.e., non-time) balances comprised 85% of total deposits, best in NJ
    - Relationship-driven commercial non-interest bearing demand accounts
    - Paramount account, an attractive interest-bearing checking account for retail customers and not-for-profits
    - Escrow Ease trust accounts, servicing close to 100 Northern NJ law firms
  - Time deposits are raised through local branch marketing efforts only.
    - We do not accept brokered deposits
    - We rarely advertise
- Core deposits have grown in excess of 10% per year over the past two years
  - Favorable economic conditions
  - Superior customer service
  - Strength and soundness of our bank, which we believe is well-known in our operating area

Deposit Mix Trends

($ thousands, annual averages)

Core Deposits have increased by 10+% over each of the past two years.


$400,000
$300,000
$200,000
$100,000
$-
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
# of Core Accounts
8,315
8,668
9,687
10,337
$39,785
$57,681
$43,069
$41,519
$143,954
$146,325
$159,208
$167,428
$48,055
$53,811
$60,330
$70,019
2008
2009
2010
2011 9 mos.
Demand
Int. Bearing Transaction
Time
# of Core Accounts

SOMERSET HILLS BANCORP

Expense Control

Continued success in reducing overhead, with a focus on the following areas:

- More efficient use of office space and equipment
- Reduced branch lease expense upon renewal
- Reduced use of outside consultants and advisors
- Negotiating better terms with vendors (and changing vendors, if necessary)

($ thousands)			Increase/(Decrease)	
Excludes non-recurring items	2010	2009	Amount	Pct.
Occupancy	$ 1,664.9	$ 1,881.6	$ (216.7)	-11.5%
Printing, Stat & Supplies	133.2	186.0	(52.9)	-28.4%
Legal Fees	38.4	85.9	(47.5)	-55.3%
Correspondent Bank Fees	58.6	94.0	(35.4)	-37.6%
Audits and Exams	261.1	286.3	(25.2)	-8.8%
Telephone	68.9	92.7	(23.8)	-25.7%
Total Reductions	2,225.1	2,626.4	(401.4)	-15.3%
All Other Expenses	7,414.9	7,159.6	255.3	3.5%
Total Operating Expense	$ 9,640.0	$ 9,786.0	$ (146.1)	-1.5%

Annualized 2011 nine-month operating expense, excluding non-recurring items, is $9,292, a decline of 3.6% from 2010.

Technology

As a community bank, we generally do not implement cutting-edge technology; however, we have the capability to deploy cost-effective technology, whenever advantageous

- We recently enhanced our debit card fraud detection systems.
- We are the first community bank to implement Trusteer's Rapport identity protection product
- Remote deposit capture for our commercial customers
  - Expands our geographic reach and provides immediate cost savings
- Mobile "Text" Banking
  - The fastest growing delivery channel
  - Recently implemented first stage functionality with strong initial customer adoption.

Dividends & Share Repurchases

- Our historical dividend policy and actions have reflected strong results, confidence in our operating model and a solid balance sheet.
- We increased our quarterly cash dividend to 7 cents per share
  - Represents a dividend yield of 3.5% (assuming $8.00 share price)
- We were one of just a handful of banks nationwide that raised its cash dividend both in 2010 and 2011.
- Our Board recently increased authority under our stock repurchase plan.
- Our financial strength and performance bode well for potentially higher cash dividends and stock repurchases in future periods.

Summary

- We have a unique and valuable community banking franchise
  - We operate in one of the wealthiest regions in the Nation
  - Our asset quality metrics are among the best in the Nation
  - We have a superior deposit mix
  - We are strongly capitalized
  - We are positioned well for a higher rate environment
- Our staff is highly experienced
  - Each of our key executives, and a majority of our staff, has significant industry experience at both large and community-based banks
- We are patient and disciplined
  - Our track record speaks for itself
  - We will not force growth, but will maintain our strict underwriting standards
- Shareholder value focused
  - We will be opportunistic regarding acquisition and merger of equals opportunities
  - We recognize that our franchise is valuable to larger banks in region